Exhibit 99.1

16-12220-smb Doc 680 Filed 03/15/17 Entered 03/15/17 23:50:19 Main Document
Pg 1 of 17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re International Shipholding Corporation (Consolidated)
Debtor

Case No. 16-12220
Reporting Period: February-17

Federal Tax I.D. # 36-2989662

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.
(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X	
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X	
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR-2	X	
Balance Sheet	MOR-3	X	
Status of Post-petition Taxes	MOR-4	X	
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Post-petition Debts	MOR-4	X	
Listing of Aged Accounts Payable			
Accounts Receivable Reconciliation and Aging	MOR-5	X	
Taxes Reconciliation and Aging	MOR-5	X	
Payments to Insiders and Professional	MOR-6	X	
Post Petition Status of Secured Notes, Leases Payable	MOR-6	X	
Debtor Questionnaire	MOR-7	X	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor _______________ Date 3/14/17

X _______________ Date _______________

Manuel G. Estrada, Vice President and Chief Financial Officer Date _______________

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Entity Name: International Shipholdi g Corporation (Consolidating) 16-12220-smb Doc 680 Filed 03/15/17  Entered 03/15/17 23:50:19 Main Document                Case Number: 16-12220                           Pg 2 of 17               Monthly Operating Report - Southern District of New York Schedule of Cash Receipts & Disbursements Reporting Period: February-17 Debtor Name Account # Beginning Balance Third Party Intercompany Deposits per Bank Net Deposits in Total Cash Intercompany Third Party Disbursements per Net Outstanding Total Cash FX Gain/(Loss) Ending Book  (Last 4 digits)   Deposits Deposits Statement Transit  Receipts Disbursements Disbursements Bank Statement Checks  Disbursements   Balance                              International Shipholding Corporation 2907 $ 956.44 $ - $ - $ - $ - $ - $ - $ 1,584.37 $  1,584.37 $ - $ 1,584.37 $ - $ (627.93) International Shipholding Corporation 1639  10,007.40  -  -  -  -  -  -  -   -  -  -  -  10,007.40 International Shipholding Corporation 1314  8,295.08  -  110,000.00  110,000.00  -  110,000.00  -  114,830.78   114,830.78  -  114,830.78  -  3,464.30 International Shipholding Corporation 4643  1,567,204.42  503,041.27  14,274,640.00  14,777,681.27  -  14,777,681.27  1,985,000.00  13,304,709.03  15,289,709.03  47,085.17  15,336,794.20  -  1,008,091.49 International Shipholding Corporation 6001  1,052.50  -  -  -  -  -  -  75.00   75.00  -  75.00  -  977.50 International Shipholding Corporation 8174  24,147,375.87  -  -  -  -  -  -  -   -  -  -  -  24,147,375.87 International Shipholding Corporation 9131  24,411.41  0.94  -  0.94  -  0.94  -  -   -  -  -  -  24,412.35 International Shipholding Corporation 3120  1,052,958.89  133.83  -  133.83  -  133.83  -  -   -  -  -  -  1,053,092.72 N.W. Johnson & Co. Inc 8364  13,956.41  58,139.84  -  58,139.84  -  58,139.84  -  -   -  -  -  -  72,096.25 Coastal Carriers, Inc. 4547  5,029.34  -  -  -  -  -  3,000.00  -   3,000.00  -  3,000.00  -  2,029.34 U.S. United Ocean Services, LLC 1715  4,430.91  -  8,500.00  8,500.00  -  8,500.00  -  12,367.62   12,367.62  -  12,367.62  -  563.29 U.S. United Ocean Services, LLC 3712  (3.58)  -  -  -  -  -  -  -   -  -  -  -  (3.58) U.S. United Ocean Services, LLC 1468  -  -  6,646,172.11  6,646,172.11  -  6,646,172.11  6,645,000.00  1,172.11  6,646,172.11  -  6,646,172.11  -  - U.S. United Ocean Services, LLC 2260  23,917.85  9,524,104.38  -  9,524,104.38  -  9,524,104.38  6,646,172.11  -  6,646,172.11  -  6,646,172.11  -  2,901,850.12 U.S. United Ocean Services, LLC 1715  -  -      -  -    -     -  -  -  - Frascati Shops, Inc. 9623  135,640.45  12,283.57  -  12,283.57  -  12,283.57  -  -   -  -  -  -  147,924.02 Frascati Shops, Inc. 8552  11,037.18  64,923.35  5,000.00  69,923.35  -  69,923.35  -  -   -  -  -  -  80,960.53 Waterman Steamship Corporation 9031  1,073.16  -  -  -  -  -  -  10.00   10.00  -  10.00  -  1,063.16 Waterman Steamship Corporation 9058  8,959.35  -  -  -  -  -  -  5,032.58   5,032.58  -  5,032.58  -  3,926.77 Waterman Steamship Corporation 9066  6,401.59  -  205,000.00  205,000.00  -  205,000.00  5,500.00  203,403.11   208,903.11  (434.37)  208,468.74  -  2,932.85 Waterman Steamship Corporation 3208  (10.00)  10.00  -  10.00  -  10.00  -  10.00   10.00  -  10.00  -  (10.00) Waterman Steamship Corporation 2043  40,068.66  1,176,086.98  1,053,251.23  2,229,338.21  -  2,229,338.21  2,148,239.00  117,915.84  2,266,154.84  -  2,266,154.84  -  3,252.03 Waterman Steamship Corporation 1129  27,632.67  913,346.69  -  913,346.69  -  913,346.69  610,000.00  -   610,000.00  -  610,000.00  -  330,979.36 Waterman Steamship Corporation 8703  85,000.00  -  -  -  -  -  -  -   -  -  -  -  85,000.00 Waterman Steamship Corporation 2043-004  -  12.23  978,239.00  978,251.23  -  978,251.23  978,251.23  -   978,251.23  -  978,251.23  -  - Sulphur Carriers, Inc. 1276  49,592.15  -  130,000.00  130,000.00  -  130,000.00  -  174,438.06   174,438.06  -  174,438.06  -  5,154.09 Sulphur Carriers, Inc. 1110  7,966.07  -  420,000.00  420,000.00  -  420,000.00  -  431,889.94   431,889.94  (9,398.20)  422,491.74  -  5,474.33 Sulphur Carriers, Inc. 1102  8,833.01  1,521,691.75  285,000.00  1,806,691.75  -  1,806,691.75  1,240,000.00  284,437.43  1,524,437.43  -  1,524,437.43  -  291,087.33 LMS Shipmanagement, Inc. 1292  10,945.95  -  50,000.00  50,000.00  -  50,000.00    57,334.89   57,334.89  -  57,334.89  -  3,611.06 LMS Shipmanagement, Inc. 7395  1,378.26  -  5,000.00  5,000.00  -  5,000.00    3,274.37   3,274.37  -  3,274.37  -  3,103.89 LMS Shipmanagement, Inc. 1099  7,623.95  848.54  -  848.54  -  848.54  -  322.05   322.05  -  322.05  -  8,150.44 Central Gulf Lines, Inc. 0586  1,000.00  -  -  -  -  -  -  -   -  -  -  -  1,000.00 Central Gulf Lines, Inc. 0997  127,054.51  224,796.41  595,000.00  819,796.41  235,000.00  1,054,796.41  535,000.00  243,835.12   778,835.12  -  778,835.12  -  403,015.80 Central Gulf Lines, Inc. 6645  3,902.09  -  -  -  -  -  -  -   -  -  -  -  3,902.09 Central Gulf Lines, Inc. 1005  10,499.46  -  323,000.00  323,000.00  -  323,000.00  -  330,267.15   330,267.15  -  330,267.15  -  3,232.31 Central Gulf Lines, Inc. 1021  8,970.84  -  186,000.00  186,000.00  -  186,000.00  -  185,780.00   185,780.00  4,800.00  190,580.00  -  4,390.84 Central Gulf Lines, Inc. 0998  5,775.51  4,178,782.41  -  4,178,782.41  -  4,178,782.41  2,715,000.00  299.76  2,715,299.76  -  2,715,299.76  -  1,469,258.16 Central Gulf Lines, Inc. 1013  4,843.44  -  441,000.00  441,000.00  -  441,000.00    441,640.84   441,640.84  -  441,640.84  -  4,202.60 Central Gulf Lines, Inc. 8844  3,969.67  516,218.57  -  516,218.57  -  516,218.57  515,000.00  -   515,000.00  -  515,000.00  -  5,188.24 Central Gulf Lines, Inc. 3652  411,386.39  594,524.61  -  594,524.61  (68,350.00)  526,174.61  475,000.00  308,900.28   783,900.28  -  783,900.28  -  153,660.72 Central Gulf Lines, Inc. 3660  149,561.74  -  -  -  -  -  -  -   -  -  -  -  149,561.74 Central Gulf Lines, Inc. 0997-004  -  -  -  -  -  -  -  -   -  -  -  -  - Enterprise Ship Company, Inc. 1064  20,644.67  -    -  -  -  20,640.00  -   20,640.00  -  20,640.00  -  4.67 LCI Shipholdings, Inc. 2027  8,053.04  1,410.00  -  1,410.00  -  1,410.00  -  -   -  -  -  -  9,463.04 LCI Shipholdings, Inc. 1080  14,325.05  449,523.90  -  449,523.90  -  449,523.90  452,000.00  -   452,000.00  -  452,000.00  -  11,848.95 LCI Shipholdings, Inc. 6001  3,820.85  -  -  -  -  -  -  75.00   75.00  -  75.00  -  3,745.85 LCI Shipholdings, Inc. 9099  7,521.35  3,300,000.00    3,300,000.00  -  3,300,000.00  -  2,050,000.00  2,050,000.00  -  2,050,000.00  -  1,257,521.35 LCI Shipholdings, Inc. 2027-004  -  -  -  -  -  -  -  -   -  -  -  -  - LCI Shipholdings, Inc. 0947  42,890.93  4.94  -  4.94  -  4.94  -  -   -  -  -  -  42,895.87 Dry Bulk Australia Ltd. 1731  13,060.35  -  -  -  -  -  -  -   -  -  -  -  13,060.35 Dry Bulk Americas Ltd. 1027  12,141.61  -  -  -  -  -  -  -   -  -  -  -  12,141.61 Marco Shipping Company (PTE) Ltd 5001  110,282.01  47.04  -  47.04  -  47.04  -  -   -  -  -  -  110,329.05 Marco Shipping Company (PTE) Ltd 5002  12,515.80  1,551.47  -  1,551.47  -  1,551.47  -  69.06   69.06  -  69.06  220.79  14,219.00 Gulf South Shipping PTE Ltd 4001  10,510.64  -  -  -  -  -  -  -   -  -  -  -  10,510.64 Gulf South Shipping PTE Ltd 4002  5,649.42  1,315.54  -  1,315.54  -  1,315.54  -  -   -  -  -  114.95  7,079.91 Gulf South Shipping PTE Ltd 3659  35,429.94  757,313.18  -  757,313.18  -  757,313.18  742,000.00  -   742,000.00  -  742,000.00  -  50,743.12 Total  $ 28,285,544.70 $ 23,800,111.44 $ 25,715,802.34 $ 49,515,913.78 $ 166,650.00 $ 49,682,563.78 $ 25,715,802.34 $ 18,273,674.39 $ 43,989,476.73 $ 42,052.60 $ 44,031,529.33 $ 335.74 $ 33,936,914.89

MOR-1

16-12220-smb  Doc 680  Filed 03/15/17  Entered 03/15/17 23:50:19  Main Document Entity Name: International Shipholding Corporation (Consolidating) Case Number:Pg3of16-1222017  Monthly Operating Report - Southern District of New York  Bank Reconciliation (or Copies of Debtor's Bank Reconciliations)  Reporting Period: February-17   Debtor Name Bank Account # Bank Balance Deposits in Transit Checks Outstanding Book Balance Notes/ Comments   (Last 4 Digits) 4     1      International Shipholding Corporation 2907 $ (627.93) $ - $ - $ (627.93)   International Shipholding Corporation 1639  10,007.40  -  -  10,007.40   International Shipholding Corporation 1314  3,464.30  -  -  3,464.30   International Shipholding Corporation 4643  1,543,690.52  -  (535,599.03)  1,008,091.49   International Shipholding Corporation 6001  977.50  -  -  977.50   International Shipholding Corporation 8174  24,147,375.87  -  -  24,147,375.87 Restricted Cash  International Shipholding Corporation 9131  24,412.35  -  -  24,412.35   International Shipholding Corporation 3 3120  1,053,092.72  -  -  1,053,092.72 Restricted Cash  N.W. Johnson & Co. Inc 8364  72,096.25  -  -  72,096.25   Coastal Carriers, Inc. 4547  2,029.34  -  -  2,029.34   U.S. United Ocean Services, LLC 1715  563.29  -  -  563.29   U.S. United Ocean Services, LLC 3712  -  -  (3.58)  (3.58)   U.S. United Ocean Services, LLC 1468  -  -  -  -   U.S. United Ocean Services, LLC 2260  2,901,850.12  -  -  2,901,850.12   U.S. United Ocean Services, LLC2 1715  -  -  -  -   Frascati Shops, Inc. 9623  147,924.02  -  -  147,924.02   Frascati Shops, Inc. 8552  80,960.53  -  -  80,960.53   Waterman Steamship Corporation 9031  1,175.16  -  (112.00)  1,063.16   Waterman Steamship Corporation 9058  3,926.77  -  -  3,926.77   Waterman Steamship Corporation 9066  9,082.85  -  (6,150.00)  2,932.85   Waterman Steamship Corporation 3208  (10.00)  -  -  (10.00)   Waterman Steamship Corporation 2043  3,252.03  -  -  3,252.03   Waterman Steamship Corporation 1129  330,979.36  -  -  330,979.36   Waterman Steamship Corporation 8703  85,000.00  -  -  85,000.00   Waterman Steamship Corporation 5 2043-004  -  -  -  -   Sulphur Carriers, Inc. 1276  5,154.09  -  -  5,154.09   Sulphur Carriers, Inc. 1110  5,924.33  -  (450.00)  5,474.33   Sulphur Carriers, Inc. 1102  291,087.33  -  -  291,087.33   LMS Shipmanagement, Inc. 1292  3,611.06  -  -  3,611.06   LMS Shipmanagement, Inc. 7395  3,103.89  -  -  3,103.89   LMS Shipmanagement, Inc. 1099  8,150.44  -  -  8,150.44   Central Gulf Lines, Inc. 0586  1,000.00  -  -  1,000.00   Central Gulf Lines, Inc. 0997  168,015.80  235,000.00  -  403,015.80   Central Gulf Lines, Inc. 6645  3,902.09  -  -  3,902.09   Central Gulf Lines, Inc. 1005  3,232.31  -  -  3,232.31   Central Gulf Lines, Inc. 1021  10,690.84  -  (6,300.00)  4,390.84   Central Gulf Lines, Inc. 0998  1,469,258.16  -  -  1,469,258.16

MOR-1 (Cont.)

16-12220-smb Doc 680 Filed 03/15/17 Entered 03/15/17 23:50:19 Main Document Pg 4 of 17
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

Monthly Operating Report - Southern District of New York
Bank Reconciliation (or Copies of Debtor's Bank Reconciliations)
Reporting Period: February-17

Debtor Name	Bank Account # (Last 4 Digits)[4]	Bank Balance	Deposits in Transit	Checks Outstanding[1]	Book Balance	Notes/ Comments
Central Gulf Lines, Inc.	1013	4,202.60	-	-	4,202.60	
Central Gulf Lines, Inc.	8844	5,188.24	-	-	5,188.24	
Central Gulf Lines, Inc.	3652	153,660.72	-	-	153,660.72	
Central Gulf Lines, Inc.	3660	149,561.74	-	-	149,561.74	Restricted Cash
Central Gulf Lines, Inc.[2]	0997-004	-	-	-	-	
Enterprise Ship Company, Inc.	1064	4.67	-	-	4.67	
LCI Shipholdings, Inc.	2027	9,463.04	-	-	9,463.04	
LCI Shipholdings, Inc.	1080	11,848.95	-	-	11,848.95	
LCI Shipholdings, Inc.	6001	3,745.85	-	-	3,745.85	
LCI Shipholdings, Inc.	9099	1,257,521.35	-	-	1,257,521.35	Restricted Cash
LCI Shipholdings, Inc.[2]	2027-004	-	-	-	-	
LCI Shipholdings, Inc.	0947	42,895.87	-	-	42,895.87	
Dry Bulk Australia Ltd.	1731	13,060.35	-	-	13,060.35	
Dry Bulk Americas Ltd.	1027	12,141.61	-	-	12,141.61	
Marco Shipping Company (PTE) Ltd	5001	110,329.05	-	-	110,329.05	
Marco Shipping Company (PTE) Ltd	5002	14,219.00	-	-	14,219.00	
Gulf South Shipping PTE Ltd	4001	10,510.64	-	-	10,510.64	
Gulf South Shipping PTE Ltd	4002	7,079.91	-	-	7,079.91	
Gulf South Shipping PTE Ltd	3659	50,743.12	-	-	50,743.12	
Total		**$ 34,250,529.50**	**$ 235,000.00**	**$ (548,614.61)**	**$ 33,936,914.89**	

[1] Outstanding check listing can be provided at request.

[2] The Debtors did not receive statements from the bank in these overnight sweep accounts because the balance remains zero in February.

[3] The bank balance reflects the balance from the January statement, which the Debtors believe remains accurate except for an immaterial amount of interest earned on the funds which was th only activity in this account each month.

[4] The Debtors have not included copies of the bank statements due to the voluminous nature of such documents. Copies will be provided upon request.

[5] The Debtors did not receive a statement from the bank for this overnight sweep account. Per review of the bank account, there was activity during the month of February, however the balance was zero at 2/28/17.

16-12220-smb Doc 680 Filed 03/15/17 Entered 03/15/17 23:50:19 Main Document
Pg 5 of 13
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

Monthly Operating Report - Southern District of New York
MOR-1 Addendum: Disbursement Totals by Debtor
Reporting Period: February-17

Debtor Name	Account #	Total cash disbursements per MOR-1 (w/ Interco)	Total cash disbursements per MOR-1 (w/o Interco)
International Shipholding Corporation (16-12220) Total		$ 15,453,284.35	$ 13,468,284.35
N.W. Johnson & Co. Inc (16-12218) Total		-	-
Coastal Carriers, Inc. (16-12222) Total		3,000.00	-
U.S. United Ocean Services, LLC (16-12235) Total		13,304,711.84	13,539.73
Frascati Shops, Inc. (16-12226) Total		-	-
Waterman Steamship Corporation (16-12219) Total		4,067,927.39	325,937.16
Sulphur Carriers, Inc. (16-12233) Total		2,121,367.23	881,367.23
LMS Shipmanagement, Inc. (16-12229) Total		60,931.31	60,931.31
Central Gulf Lines, Inc. (16-12221) Total		5,755,523.15	1,515,523.15
Enterprise Ship Company, Inc. (16-12225) Total		20,640.00	-
LCI Shipholdings, Inc. (16-12228) Total		2,502,075.00	2,050,075.00
Dry Bulk Australia Ltd. (16-12224) Total		-	-
Dry Bulk Americas Ltd. (16-12223) Total		-	-
Marco Shipping Company (PTE) Ltd (16-12231) Total		69.06	69.06
Gulf South Shipping PTE Ltd (16-12227) Total		742,000.00	-
Grand Total		$ 44,031,529.33	$ 18,315,726.99

16-12220-smb  Doc 680  Filed 03/15/17  Entered 03/15/17 23:50:19  Main Document Entity Name: International Shipholding Corporation (Consolidating) Pg 6 of 17 Case Number: 16-12220  Monthly Operating Report - Southern District of New York  Statement of Operations (Income Statement)  Reporting Period: February-17     Statement Line Item  Month Amount  Cumulative - Filing To     Date      REVENUE     Gross Revenues $ 15,127,567.89 $ 105,384,561.09      OPERATING EXPENSES     Voyage Expenses  12,727,852.01  83,155,529.51 Amortization Expense  709,041.09  4,965,118.84 Depreciation Expense  1,241,129.20  8,905,694.18 Impairment Expense  -  3,806,045.35 Administrative and General Expenses  916,099.96  7,876,542.99 Net Loss Before Other Income & Expenses $ (466,554.37) $ (3,324,369.78)      OTHER INCOME AND EXPENSES     Interest Expense  886,630.30  7,208,626.80 Interest Income  (205.52)  (1,949.23) (Gain) Loss from Consolidated Subsidiaries  (312,635.95)  759,307.00 Net Loss Before Reorganization Items $ (1,040,343.20) $ (11,290,354.35)      REORGANIZATION ITEMS     Professional Fees  2,232,085.59  19,727,248.29 U. S. Trustee Quarterly Fees  -  124,025.00 Interest Earned on Accumulated Cash from Chapter 11 (See MOR-2  -  - Other Schedule tab)     Gain (Loss) from Sale of Assets  7,466.98  (2,979,075.12) Other Reorganization Expenses (See MOR-2 Other Schedule tab)  -  350,000.00 Income Taxes  -  106,019.59 Net Loss $ (3,279,895.77) $ (28,618,572.11)

MOR-2

16-12220-smb  Doc 680  Filed 03/15/17  Entered 03/15/17 23:50:19  Main Document Entity Name: International Shipholding Corporation (Consolidating) Pg 7 of 17 Case Number: 16- 2220  Monthly Operating Report - Southern District of New York  Statement of Operations (Income Statement)- Other Schedule  Reporting Period: February-17   Other Category Description Month Amount  Cumulative - Filing To     Date        Other Reorganization Expenses Reimbursements for expenses of unsuccessful bidders in connection $ - $ 350,000.00  with the sale of the Specialty Business Segment.

MOR-2b

16-12220-smb Doc 680 Filed 03/15/17 Entered 03/15/17 23:50:19 Main Document Pg 8 of 13
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

Monthly Operating Report - Southern District of New York
Balance Sheet
Reporting Period: February-17

Category	Book Value At End Of Current Reporting Month	Book Value At End Of Prior Reporting Month	Book Value On Petition Date Or Scheduled
Current Assets			
Cash on Hand	$ 485,020.85	$ 325,862.04	$ 332,340.90
Unrestricted Cash and Equivalents	7,329,363.21	2,935,648.20	4,067,480.98
Restricted Cash and Cash Equivalents	26,607,551.68	25,349,896.50	1,997,025.04
Trade Accounts Receivable (Net)	9,178,323.51	9,010,465.77	8,620,036.00
Unbilled Accounts Receivable (Net)	10,443,585.32	14,803,973.42	10,099,426.00
Notes Receivable	-	-	-
Inventories	5,395,407.66	5,862,514.01	6,119,445.33
Prepaid Expenses	3,234,728.34	4,319,590.49	2,892,687.98
Professional Retainers	235,078.00	235,078.00	235,078.00
Assets Held for Sale	-	3,300,000.00	-
Other Current Assets (See MOR-3 Other Sch)	-	-	-
Property & Equipment			
Real Property and Improvements	2,419,781.27	2,419,781.27	2,707,867.22
Machinery and Equipment	204,525,738.71	205,228,819.12	217,456,370.74
Furniture, Fixtures and Office Equipment	4,687,285.29	4,687,285.29	4,103,934.83
Accumulated Depreciation	(42,027,782.19)	(40,786,652.99)	(33,500,755.44)
Other Assets (See MOR-3 Other Sch)	11,847,507.42	11,431,209.16	35,124,339.05
Total Assets	**$ 244,361,589.07**	**$ 249,123,470.28**	**$ 260,255,276.63**
Liabilities Not Subject To Compromise (Post-Petition)			
Accounts Payable	$ 693,100.13	$ 1,701,668.10	$ -
Taxes Payable	210,643.84	211,037.26	-
Accrued Expenses- Crew Payable	3,283,499.20	3,164,762.72	-
Accrued Expenses- Professional Fees	8,008,152.61	8,047,091.47	-
Accrued Expenses	15,963,612.99	13,798,409.57	-
Billings in Excess of Cost	1,839,673.03	1,916,872.10	-
Debtor in Possession Financing	18,100,000.00	18,100,000.00	-
Other Post-Petition Liabilities (See MOR-3 Other Sch)		-	-
Total Post-Petition Liabilities	**$ 48,098,681.80**	**$ 46,939,841.22**	**$ -**
Liabilities Subject to Compromise (Pre-Petition)			
Secured Debt[1]	$ 102,445,830.48	$ 106,971,643.48	$ 110,189,774.35
Priority Debt	1,385,011.92	1,401,527.99	2,980,642.00
Unsecured Debt[1]	45,509,613.16	43,413,450.11	66,052,919.48
Other Pre-Petition Liabilities (See MOR-3 Other Sch)	11,526,425.62	11,794,288.18	12,978,934.00
Total Pre-Petition Liabilities	**$ 160,866,881.18**	**$ 163,580,909.76**	**$ 192,202,269.83**
Owner's Equity			
Capital Stock	$ 9,469,745.81	$ 9,466,084.11	$ 9,413,754.21
Additional Paid-In Capital	141,891,429.80	141,878,667.49	141,794,639.63
Partners' Capital Account		-	-
Owner's Equity Account	(34,866,555.34)	(34,923,333.89)	(37,175,288.44)
Retained Earnings - Pre-Petition	(52,480,022.07)	(52,480,022.07)	(45,980,098.60)
Retained Earnings - Post-Petition	(28,618,572.11)	(25,338,676.34)	-
Total Equity	**$ 35,396,026.09**	**$ 38,602,719.30**	**$ 68,053,006.80**
Total Liabilities and Owner's Equity	**$ 244,361,589.07**	**$ 249,123,470.28**	**$ 260,255,276.63**

[1] In February 2017, LCI Shipholding, Inc. sold the Oslo Wave for $3.3 million in cash to Oslo Bulk Holding Pte Ltd., of which $2.05 million was used to pay down the related outstanding secured debt of approximately $5.8 million and an additional $1.25 million will be paid upon the effective date of emergence. The remaining balance of $2.5 million was reclassified as unsecured debt.

16-12220-smb Doc 680 Filed 03/15/17 Entered 03/15/17 23:50:19 Main Document Pg 9 of 17

Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

Monthly Operating Report - Southern District of New York
Balance Sheet - Other Schedule
Reporting Period: February-17

Category	Book Value At End Of Current Reporting Month	Book Value At End Of Prior Reporting Month	Book Value On Petition Date	Notes/ Comments
Assets				
Other Assets	$ 2,930,351.41	$ 2,951,313.17	$ 2,528,749.06	LT deposits
Other Assets	(25,258,578.46)	(25,457,671.40)	(2,575,674.66)	Due (to) from affiliates, net
Other Assets	34,175,734.47	33,863,098.52	35,056,196.42	Investment in subsidiaries
Other Assets	-	74,468.87	115,068.23	LT deferred charge related to TECO contract
Total Other Assets	**$ 11,847,507.42**	**$ 11,431,209.16**	**$ 35,124,339.05**	
Liabilities				
Liabilities Not Subject To Compromise (Pre-Petition)	$ 4,789,309.94	$ 4,797,699.01	$ 4,071,824.00	Claims reserve
Liabilities Not Subject To Compromise (Pre-Petition)	16,259.00	16,023.00	14,607.00	GAAP SL versus cash on escalating lease payments
Liabilities Not Subject To Compromise (Pre-Petition)	6,605,500.68	6,865,210.17	8,423,467.00	Deferred gain - Sulphur and CGL/Green Lake
Liabilities Not Subject To Compromise (Pre-Petition)	115,356.00	115,356.00	(64,103.00)	Deferred tax
Liabilities Not Subject To Compromise (Pre-Petition)	-	-	533,139.00	PT AMAS dry dock funding for Flores and Sawu
Total Liabilities Not Subject To Compromise (Pre-Petition)	**$ 11,526,425.62**	**$ 11,794,288.18**	**$ 12,978,934.00**

Entity Name: International Shipholdi g Co poration (Consolidating)     16-12220-smb Doc 680 Filed 03/15/17 Entered 03/15/17 23:50:19 Main Document Case Number: 16-12220 Pg 10 of 17 Monthly Operating Report - Southern District of New York Status of Post-Petition Taxes Reporting Period: February-17 Debtor Federal/ State & Description Beginning Tax Amount Withheld Amount Paid Date Paid1 Check # or  Ending Tax Notes/ Comments  Local    and/or Accrued    EFT1    International Shipholding Corporation Federal Withholding  (46,080.17)  (93,155.31)  94,583.51  (44,651.97)  941 Tax - To be Paid In March International Shipholding Corporation Federal FICA-Employee  (24,711.82)  (51,321.72)  51,873.30  (24,160.24) 941 Tax - To be Paid In March International Shipholding Corporation Federal FICA-Employer  (24,711.82)  (51,321.72)  51,873.30  (24,160.24) 941 Tax - To be Paid In March International Shipholding Corporation Federal Unemployment  (3,141.82)  (1,008.18)     (4,150.00)  FUTA to be Paid April 30, 2017 International Shipholding Corporation Federal Income  -  -     - Form 1120 Estimated Tax - Tonnage Tax International Shipholding Corporation Federal 1042 Withholding  -  -     - 1042 Withholding Tax International Shipholding Corporation State and Local Withholding  (16,488.62)  (21,740.79)  21,910.79  (16,318.62) February State Withholding paid in January International Shipholding Corporation State and Local Sales  (114.76)  (49.09)  114.76  (49.09) February Sales and Use Tax to paid January 20th International Shipholding Corporation State and Local Income tax  -       -   International Shipholding Corporation State and Local Unemployment  (7,089.25)  (1,365.43)     (8,454.68) SUTA to be Paid April 30, 2017 International Shipholding Corporation State and Local Real Property  -       -   International Shipholding Corporation State and Local Personal Property  -       -   International Shipholding Corporation State and Local Franchise Tax  -  (37,488.43)  37,488.43  - Delaware Franchise Tax International Shipholding Corporation State and Local Bankruptcy Accruals  (88,699.00) (88,699.00) SCI Florida International Shipholding Corporation State and Local Business Licenses  -  (2,610.00)  2,610.00  - New Orleans and Daphne Business Licenses  Total  $ (211,037.26) $ (260,060.67) $ 260,454.09 $ (210,643.84)    1 The Debtors have not included copies of the tax payment receipts due to the voluminous nature of such documents. Copies will be provided upon request.

MOR-4

16-12220-smb  Doc 680  Filed 03/15/17  Entered 03/15/17 23:50:19  Main Document Entity Name: International Shipholding Corporation (Consolidating) CasePgNumber:11 16of-1222017  Monthly Operating Report - Southern District of New York  Summary of Unpaid Post-Petition Debts  Reporting Period: February-17  Debtor Name Description Current Days Past Due: Days Past Due: Days Past Due: Days Past Due: Total  Notes/ Comments 0-30  31-60  61-90  Over 91 Of the total trade accounts receivable balance, $261,561.73 was paid in early March. We expect the remaining balances to be paid in late March or early International Shipholding Corporation Accounts Payable $ 71,141.05 $ 154,203.06 $ 79,837.43 $ 49,199.11 $ 338,719.48 $ 693,100.13 April. International Shipholding Corporation Taxes Payable  57,912.16 57,912.16  Frascati Shops, Inc. Taxes Payable  8,025.40 8,025.40  LMS Shipmanagement, Inc. Taxes Payable  36,482.42 36,482.42  N.W. Johnsen & Company, Inc. Taxes Payable  11,483.16 11,483.16  Sulphur Carriers, Inc. Taxes Payable  88,699.00  88,699.00  U.S. United Ocean Services, LLC Taxes Payable  8,041.70 8,041.70   Total $ 281,784.89 $ 154,203.06 $ 79,837.43 $ 49,199.11 $ 338,719.48 $ 903,743.97

MOR-4b

16-12220-smb  Doc 680  Filed 03/15/17  Entered 03/15/17 23:50:19  Main Document Entity Name: International Shipholding Corporation (Consolidating) CasePgNumber:12 16of-1222017  Monthly Operating Report - Southern District of New York  Accounts Receivable Reconciliation and Aging  Reporting Period: February-17  Debtor Name AR at the beginning Amount Billed during Amounts Collected AR at the end of the  Bad Debts  # Days Past Due:  # Days Past Due:  # Days Past Due:  # Days Past Due:  Total   of the period  Period  during Period  reporting period    0-30  31-60  61-90  Over 91 International Shipholding Corporation $ (74.35) $ 127,994.77 $ 127,954.33 $ (33.91) $ - $ - $ (33.91) $ - $ - $ (33.91) Sulphur Carriers, Inc.  1,502,160.74  1,228,789.53  1,237,541.47  1,493,408.80  -  1,493,408.80  -  -  -  1,493,408.80 Central Gulf Lines, Inc.  5,168,044.87  3,055,539.46  3,012,115.47  5,211,468.86  (17,248.64)  4,594,733.90  453,966.34  -  180,017.26  5,211,468.86 Waterman Steamship Corporation  2,016,459.79  1,793,134.29  1,895,576.69  1,914,017.39  -  1,775,990.18  -  138,027.21  -  1,914,017.39 N.W. Johnsen & Co. Inc.  1,056.14  58,139.84  58,139.84  1,056.14  -  -  -  -  1,056.14  1,056.14 LMS Shipmanagement, Inc.  -  -  -  -  -  -  -  -  -  - U.S. United Ocean Services, LLC  (6,192.74)  9,783,617.34  9,497,281.46  280,143.14  -  286,335.88  -  -  (6,192.74)  280,143.14 Frascati Shops, Inc.  251,511.32  104,007.13  77,255.36  278,263.09  (3,848.67)  118,567.19  47,288.71  34,758.08  81,497.78  278,263.09 Gulf South Shipping PTE LTD  -  621,313.18  621,313.18  -  -  -  -  -  -  - LCI Shipholding, Inc.  77,500.00  -  77,500.00  -  -  -  -  -  -  - Dry Bulk Australia LTD  -  -  -  -  -  -  -  -  -  - Dry Bulk Americas LTD  -  -  -  -  -  -  -  -  -  - Marco Shipping Company (PTE) LTD  -  1,410.00  1,410.00  -  -  -  -  -  -  - Total $ 9,010,465.77 $ 16,773,945.54 $ 16,606,087.80 $ 9,178,323.51 $ (21,097.31) $ 8,269,035.95 $ 501,221.14 $ 172,785.29 $ 256,378.44 $ 9,178,323.51

MOR-5a

16-12220-smb  Doc 680  Filed 03/15/17  Entered 03/15/17 23:50:19  Main Document Entity Name: International Shipholding Corporation (Consolidating) Pg 13 of 17 Case Number: 16-12220  Monthly Operating Report - Southern District of New York  Taxes Reconciliation and Aging  Reporting Period: February-17   Debtor Name # Days Past Due: # Days Past Due:  # Days Past Due:  # Days Past Due:  Total   0-30  31-60  61-90  Over 91    International Shipholding Corporation  57,912.16 $ 57,912.16 Frascati Shops, Inc.  8,025.40 8,025.40 LMS Shipmanagement, Inc.  36,482.42 36,482.42 N.W. Johnsen & Company, Inc.  11,483.16 11,483.16 Sulphur Carriers, Inc.  88,699.00 88,699.00 U.S. United Ocean Services, LLC  8,041.70 8,041.70 Total $ 210,643.84 $ - $ - $ - $ 210,643.84

MOR-5b

16-12220-smb Doc 680 Filed 03/15/17 Entered 03/15/17 23:50:19 Main Document
Pg 14 of 17
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

Monthly Operating Report - Southern District of New York
Payments to Insiders
Reporting Period: February-17

Debtor	Name	Type of Payment	Amount Paid	Total Paid to Date
International Shipholding Corporation	Beer, Kenneth H.	Board of Director Fees	$ 11,875.00	$ 23,750.00
LMS Shipmanagement, Inc.	Caire, Peter J.	Salary	8,934.02	62,538.14
LMS Shipmanagement, Inc.	Caire, Peter J.	Travel Expenses	401.64	1,251.31
LMS Shipmanagement, Inc.	Cameron, William M.	Salary	14,010.14	98,070.98
LMS Shipmanagement, Inc.	Cameron, William M.	Travel Expenses	92.86	3,075.25
N.W. Johnsen & Co. Inc.	Chambers, Robert T.	Salary	13,875.82	97,130.74
N.W. Johnsen & Co. Inc.	Chambers, Robert T.	Travel Expenses	4,820.95	14,712.11
N.W. Johnsen & Co. Inc.	De Benedetto, Daniel T.	Salary	6,470.98	45,296.86
N.W. Johnsen & Co. Inc.	De Benedetto, Daniel T.	Travel Expenses	470.48	1,680.52
International Shipholding Corporation	Estrada, Manuel G.	Salary	23,825.42	166,777.94
International Shipholding Corporation	Estrada, Manuel G.	Travel Expenses	1,260.15	6,823.11
LMS Shipmanagement, Inc.	Grehan, Brooke Y.	Salary	10,717.76	74,992.72
LMS Shipmanagement, Inc.	Grehan, Brooke Y.	Travel Expenses	554.69	3,576.33
N.W. Johnsen & Co. Inc.	Hawkins, Nigel J.	Salary	-	86,518.80
N.W. Johnsen & Co. Inc.	Hawkins, Nigel J.	Contractor	-	9,109.30
N.W. Johnsen & Co. Inc.	Hawkins, Nigel J.	Travel Expenses	-	1,454.61
International Shipholding Corporation	Higginbotham, James T.	Salary	11,759.10	82,311.60
International Shipholding Corporation	Higginbotham, James T.	Travel Expenses	-	2,756.11
International Shipholding Corporation	Johnsen, Erik L.	Salary	39,296.92	274,848.44
International Shipholding Corporation	Johnsen, Erik L.	Travel Expenses	-	8,236.42
International Shipholding Corporation	Johnsen, Neils M.	Contractor	10,000.00	80,000.00
International Shipholding Corporation	Johnsen, Neils M.	Travel Expenses	-	3,144.83
U.S. United Ocean Services, LLC	Johnston, Peter M.	Salary	18,056.48	126,395.36
U.S. United Ocean Services, LLC	Johnston, Peter M.	Travel Expenses	-	5,402.87
International Shipholding Corporation	Lane, H Merritt	Board of Director Fees	11,875.00	23,750.00
International Shipholding Corporation	Lupberger, Edwin A	Board of Director Fees	11,875.00	23,750.00
International Shipholding Corporation	McNamara, James J	Travel Expenses	-	127.90
International Shipholding Corporation	McNamara, James J	Board of Director Fees	11,875.00	23,750.00
International Shipholding Corporation	Morrissette, Harris V	Board of Director Fees	11,875.00	23,750.00
International Shipholding Corporation	Nahas, George A.	Salary	11,068.04	77,476.28
International Shipholding Corporation	Nahas, George A.	Travel Expenses	2,615.54	10,655.46
International Shipholding Corporation	Robinson, Thomas L	Board of Director Fees	11,875.00	23,750.00
International Shipholding Corporation	Rosenbohm, Sheila D.	Salary	12,049.20	84,335.37
International Shipholding Corporation	Rosenbohm, Sheila D.	Travel Expenses	801.27	6,882.97
International Shipholding Corporation	Wild, Kevin M.	Salary	12,406.12	86,803.24
International Shipholding Corporation	Wild, Kevin M.	Travel Expenses	1,714.88	9,498.51
International Shipholding Corporation	Wilson, Kevin M.	Salary	12,375.48	86,209.54
International Shipholding Corporation	Wilson, Kevin M.	Travel Expenses	-	777.52

16-12220-smb   Monthly Operating Report - Southern District of New York Payments to Professionals Reporting Period: February-17   Doc 680  Filed 03/15/17  Entered 03/15/17 23:50:19  Main Document Entity Name: International Shipholding Corporation (Consolidating) CasePgNumber:15 16of-1222017     Debtor Name Date of Court Order  Amount Approved  Amount Paid  Total Paid to Date  Total Incurred and   Authorizing Payment        Unpaid International Shipholding Corporation McGlinchey Stafford PLLC 9/21/2016 $ - $ 52,330.20 $ 339,093.20 $ - International Shipholding Corporation Prime Clerk 8/4/2016  -  1,950.80  716,812.22  - International Shipholding Corporation Alix Partners LLP 9/21/2016  -  4,220.25  76,754.08  - International Shipholding Corporation Seward & Kissel LLP 9/21/2016  -  76,397.93  712,176.73  - International Shipholding Corporation Watson Farley & Williams LLP 9/21/2016  -  46,566.95  288,479.52  - International Shipholding Corporation Milbank 9/21/2016  -  410,952.23  1,881,892.60  - International Shipholding Corporation Moore & Van Allen PLLC 9/21/2016  -  44,694.27  403,739.85  - International Shipholding Corporation Vedder Price PC 9/21/2016  -  72,153.59  216,807.97  - International Shipholding Corporation Jones Walker LLP 12/15/2016  -  41,210.42  179,097.21  - International Shipholding Corporation Simpson Thacher - Bartlet 9/21/2016  -  89,346.50  433,463.77  - International Shipholding Corporation Gulf Atlantic Capital Corporation 9/21/2016  -  4,500.00  53,197.50  - International Shipholding Corporation AMA Capital Partners 11/18/2016  -  60,000.00  210,000.00  - International Shipholding Corporation Blackhill Partners LLC 10/24/2016  -  18,481.36  775,743.39  - International Shipholding Corporation Akin Gump Strauss Hauer & Feld LLP 10/24/2016  -  1,229,247.65  5,034,816.80  - International Shipholding Corporation Pachulski Stang Ziehl & Jones LLP 11/18/2016  -  107,655.42  379,123.37  - International Shipholding Corporation Postlethwaite & Netterville 10/24/2016  -  6,580.00  115,777.14  - International Shipholding Corporation BRV Consultoria1 9/21/2016  -  8,515.47  12,790.58  - International Shipholding Corporation North American Marine Consultants 9/21/2016  -  26,221.80  26,221.80  -   Total $ - $ 2,301,024.84 $ 11,855,987.73 $ -  1 BRV Consultoria has not been included previously on this schedule. However, a payment was made in December 2016 in the amount of $4,275.11 that was inadvertently omitted from prior monthly operating reports and that has been included in the Total Paid to Date .

MOR-6b

16-12220-smb  Doc 680  Filed 03/15/17  Entered 03/15/17 23:50:19  Main Document Entity Name: International Shipholding Corporation (Consolidating) CasePgNumber:16 16of-1222017  Monthly Operating Report - Southern District of New York  Post-Petition Status of Secured Notes, Leases Payable  Reporting Period: February-17   Debtor Name Name of Creditor Scheduled Monthly Payment Amount Paid during Period Total Unpaid Post-Petition Notes/ Comments          International Shipholding Corporation Regions Bank $ 314,919.73 $ 314,919.73 $ - Interest International Shipholding Corporation Regions Bank  182,207.42  182,207.42  - Interest International Shipholding Corporation Debtor in Possession Financing  172,569.87  -  172,569.87 Interest payment made on 3/1/17 LCI Shipholding Inc. Citizens Asset Finance  68,772.37  -  68,772.37 Interest payment made on 3/1/17 Central Gulf Lines DVB Bank  281,419.29  281,419.29  - Interest LCI Shipholding Inc. Capital One  2,050,000.00  2,050,000.00  - Principal payment - sale of Oslo Wave LCI Shipholding Inc. Capital One  25,000.00  25,000.00  - Adequate Protection Payment LCI Shipholding Inc. Citizens Asset Finance  50,000.00  -  50,000.00 Adequate protection payment made on 3/1/17  Total $ 3,144,888.68 $ 2,853,546.44 $ 291,342.24

MOR-6c

16-12220-smb Doc 680 Filed 03/15/17 Entered 03/15/17 23:50:19 Main Document
Pg 17 of 17
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

Monthly Operating Report - Southern District of New York
Debtor Questionnaire
Reporting Period: February-17

Question #	Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?	X	
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?	X	
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X	
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

1. In February 2017, LCI Shipholding, Inc. sold the M/V Oslo Wave, an ice strengthened multi-purpose vessel, for $3.3 million in cash.

2. The Company has a subsidiary that was not a part of the filing that continues to operate and payments are being made in the ordinary course of business.

6. The Company has made pre-petition payments to critical vendors, lienholders, employees, and insurance providers as permitted in the approved interim motions.